UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 13, 2005

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

360 Interlocken Boulevard, Broomfield, Colorado 80021
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this amendment to our Form 8-K originally filed with the Securities and Exchange Commission on September 13, 2005, as amended November 29, 2005, for the purpose of amending Section 9 – Financial Statements and Exhibits to delete information filed under Item 9.01 (a) Financial Statements of Business Acquired and (b) Unaudited Pro Forma Financial Information due to a change in accounting treatment described below.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01                                                 Financial Statements and Exhibits

(a)                                  Financial Statements of Business Acquired.

The consolidated financial statements of GT Brands LLC and Subsidiaries (“GoodTimes”) previously filed as Exhibit 99.1 are deleted in their entirety.  Gaiam has amended its accounting treatment of the GoodTimes acquisition to reflect the transaction a purchase of assets, rather than a business combination.  Therefore, the information required under Item 9.01 (a) is not applicable to the transaction.

(b)                                 Unaudited Pro Forma Financial Information

The Unaudited Pro Forma Combined Condensed Statement of Operations and Gaiam and GoodTimes for the Year Ended December 31, 2004 and the Nine Months Ended September 30, 2005 previously filed as Exhibit 99.2 are deleted in their entirety.  Gaiam has amended its accounting treatment of the GoodTimes acquisition to reflect the transaction a purchase of assets, rather than a business combination.  Therefore, the information required under Item 9.01 (b) is not applicable to the transaction.

(c)                                  Exhibits

Exhibit	Description
99.1	Deleted
99.2	Deleted

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

	By:	/s/ Janet Mathews
Janet Mathews
Chief Financial Officer

Date: March 16, 2006